                                                                   Schedule 99.1

                           VIVA GAMING & RESORTS INC.

                  AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT

            THIS SHAREHOLDERS' AGREEMENT (this "Agreement") dated as of July 10,
2001,  by and among VIVA GAMING & RESORTS INC., a Florida  corporation  having a principal  place of business at 3611 South Lindell  Road,  Suite 108, Las Vegas,
Nevada 89103 (the "Company"),  the investor named in the attached Schedule 1 and having a principal place of business as set forth therein (the "Investor"),  and the persons  whose names are set forth on Schedule 2 hereto and having a mailing address as set forth therein (each an "Other  Shareholder"  and collectively the
"Other Shareholders"),  as amended from time to time to add such other person(s)
who may hereafter  become a party to this  Agreement.  The  Investor,  the Other
Shareholders  and such other  persons who may  hereafter  become a party to this
Agreement are sometimes  referred to herein  individually as a "Shareholder" and collectively as the "Shareholders."

                                    RECITALS

A.    The Company and the Other Shareholders desire to enter into this Agreement with the Company and the  Investor for the purpose of  regulating  between themselves the management of the Company and the ownership and transfer of their  shares  of the  Company,  and to set  forth in full the  terms  and conditions of their agreement and understandings.

B.    Concurrent with the execution and delivery of this Agreement,  the Company is issuing  and  selling to the  Investor  3,500,000  shares of its common stock,  $.001 par value per share (the  "Common  Stock"),  pursuant to the terms and conditions of those certain Securities Purchase Agreements dated of even date herewith  between the Company and the Investor (the "Purchase
      Agreement").

C.    The  Shareholders  and the Company  have agreed that it is in their mutual best interest and in the best  interest of the Company to provide  certain rights,  obligations and restrictions with respect to the shares of Common
      Stock now or  hereafter  owned by any  Shareholder  and any  other  voting capital stock of the Company or securities convertible into,  exchangeable for or having rights to purchase voting capital stock of the Company (such voting capital  stock,  securities,  preferred  stock and Common Stock are hereinafter referred to collectively as "Stock").

            NOW  THEREFORE,   in  consideration  of  the  premises,  the  mutual
covenants and agreements herein contained, and other valuable consideration, the receipt,  adequacy and sufficiency whereof are hereby acknowledged,  the parties hereto, intending to be legally bound, do hereby covenant and agree as follows:

                                   Article 1.

                             STOCK TRANSFERABILITY/
                   TERMINATION OF PRIOR SHAREHOLDERS AGREEMENT

1.01  Restrictions  on  Transfer.  For a period of one (1) year from the date of this  Agreement  (except  for a  Permitted  Transfer  (as  defined  below)),  no
Shareholder  shall  transfer  any shares of Stock.  Thereafter,  no  Shareholder
(including  permitted  transferees of Shareholders) shall transfer any shares of
Stock, or any interest therein, whether by operation of law or otherwise, except in  accordance  with all of the  provisions of this  Agreement.  As used in this
Agreement,  the term "transfer" shall include any sale, pledge, gift, assignment or other disposition of shares of Stock.

1.02 First  Offer.  If a  Shareholder  (the  "Selling  Shareholder")  desires to transfer any or all of such  Shareholder's  Stock (the  "Offered  Stock"),  such
Shareholder shall first give written notice (a "Transfer Notice") thereof to the
Company,  identifying the proposed transferee, the number of shares sought to be transferred,  the proposed purchase price (the "Offered Price"),  if applicable, the terms of the proposed  transaction  including the proposed  transaction date and a copy of any written  offer or other  writing  setting  forth the terms and conditions of the proposed transaction. Such Transfer Notice shall constitute an irrevocable offer by the Selling Shareholder to sell all of the Offered Stock to the Company at the Offered  Price and upon the same terms and  conditions as the
Selling  Shareholder  is  willing  to sell the  Offered  Stock  to the  proposed transferee.  To the extent the consideration proposed to be paid by the proposed transferee  consists of property other than cash, the reasonable cash equivalent of such  property,  and the manner of determining  the same,  shall be stated in such  Transfer  Notice.  Once  given,  a Transfer  Notice may not be modified or amended except with the written consent of the Company.  Within the ten (10) day period  following the giving of the Transfer  Notice (the "Offer  Period"),  the
Company may, by a majority vote of its disinterested directors, elect, by giving written notice of such election to the Selling Shareholder,  to purchase all but not less than all of the Offered Stock.

            If the Company waives in writing the Company's right to exercise, or if the Company fails to timely exercise any purchase option under the provisions of this subsection, then, the Selling Shareholder hereby gives and grants to the other Shareholders the right and option to purchase (one time) the Offered Stock for the  Offered  Price on a pro rata  basis  (which  right and  option  must be exercised and consummated  within ten (10) days after receipt of notice from the
Selling Shareholder).

            If the  Company  and the  Shareholders  do not  elect,  by notice in writing given to the Selling  Shareholder  within the Offer Period,  to purchase all (but not less than all) of the  Offered  Stock to which  they are  entitled, then the  Selling  Shareholder  shall be free to dispose  of all of the  Offered
Stock  within  ninety (90) days of the end of the Offer  Period to the  original proposed  transferee,  at a price not lower than the Offered Price, and upon the terms  stipulated  in the Transfer  Notice in all material  respects;  provided, however  that any such sale shall be subject to  participation  by the  Investor pursuant to

the provisions of Section 2.01.  However, as a condition to the effectiveness of such  transfer,  said  transferee  shall be  required  to become a party to this
Agreement as a Shareholder  and,  pursuant to Section  4.15,  shall confirm such fact by executing a counterpart of this Agreement.  If such Offered Stock is not so disposed of by the  Selling  Shareholder  within such ninety (90) day period, the Selling  Shareholder shall continue to hold such Stock subject to all of the terms and  conditions of this Agreement and may not sell the Stock without again complying with all of the provisions hereof.

1.03 Certain Transfers Not Prohibited.  Except as otherwise  expressly  provided herein,  the  restrictions  on dispositions of Stock contained in this Agreement shall not be construed to prohibit the following  transfers of Stock ("Permitted
Transfers"):

             (a)  transfers  of Stock  between a  Shareholder  to or among  such
Shareholder's  Family Group (as defined below) or by will or the laws of descent and  distribution  to such  Shareholder's  Family Group ("Family Group" means an individual's spouse and lineal descendants, parents, grandparents and any family limited  partnership  or trust or other  fiduciary  relationship  solely for the
benefit  of  such  individual   and/or  such   individual's   spouse,   parents,
grandparents and/or lineal descendants);

             (b)  transfers  of Stock  upon the  death of a  Shareholder  to his executors,  administrators  or legal successors,  including  without  limitation trustee(s);

             (c) transfers between the Investor to a subsidiary or parent of the
Investor or to an  "affiliate"  of the Investor (as such term is defined in Rule
501(b) under the  Securities Act of 1933, as amended (the  "Securities  Act") or transfers  by the Investor to any persons  owning a  beneficial  interest in the
Investor;

             (d) transfers by and between or among the Shareholders; and

             (e) a sale  of  Stock  as part  of a firm  commitment  underwritten public  offering of the  Company's  Common  Stock  underwritten  by a nationally recognized  full-service  investment  bank  pursuant to which the  aggregate net proceeds  received  by the  Company is at least $10  million  (calculated  after deducting  underwriting  discounts and  commissions and after the calculation of expenses) (a "Qualified Public Offering").

             Any and all shares of Stock in the hands of any transferee pursuant to subsections  1.03(a) - 1.03(c) (each a "Permitted  Transferee")  shall remain subject to this Agreement, and Permitted Transferees under subsections 1.03(a) -
1.03(c) shall be deemed to be Shareholders for all purposes of this Agreement as if they had executed and delivered the Agreement.

                                   Article 2.
                                   TERMINATION

2.01 Termination.

            This Agreement  shall  terminate with respect to all shares of Stock upon the earlier of (a) the closing of a Qualified Public Offering, or a sale of all or substantially all of the assets or capital stock of the Company,  (b) the written agreement of all of the parties hereto; (c) the dissolution,  bankruptcy or insolvency of the Company;  (d) at such time as only one Shareholder remains, the  shares of the Stock of the other  Shareholders  having  been  purchased  or redeemed, as appropriate,  in accordance with the terms of this Agreement; (e) a
Change in Control  (as  defined  below);  or (f) five (5) years from the date of this Agreement.  For the purposes of this Agreement, a "Change in Control" shall be deemed to have  occurred  if the  Company:  (i) merges or  consolidates  with another  entity and the holders of the Company Stock  immediately  prior to such merger or  consolidation  fail to own at least a majority of the voting  capital
stock  of  the   surviving   entity   immediately   following   such  merger  or
consolidation; (ii) sells or otherwise transfers all or substantially all of its assets;  or (iii) if more than 50% of the voting capital stock of the Company is transferred in a single transaction or a series of related transactions.

                                   Article 3.

                         VOTING AND CORPORATE GOVERNANCE

3.01 Voting for  Directors.  The parties  agree to vote their shares of Stock or consent in writing in the manner necessary to produce the following effect:

            (a) the Board of  Directors  of the  Company  shall  consist  of the following five (5) members:  Robert Sim, Eric L. Nelson, Cliff McCarlie,  Steven
Irwin and Bruce A. McDonald (with the unanimous written consent of such Board of
Directors  necessary  to increase or decrease  above five (5) or decrease  below five (5) the number of directors constituting the Board of Directors);

            (b) until such time as the  Company  completes  a  Qualified  Public
Offering and for so long as the Investor and its affiliates or partners hold any
Stock, the Shareholders shall vote all of their shares of Stock in such a manner as to elect  to the  Board  of  Directors  of the  Company  two (2)  individuals designated by the Investor (such individual being the "Investor Directors");

            (c) the Shareholders shall vote all of their shares of Stock in such a  manner  as to  enable  Shareholders  entitled  to  designate  members  of the
Company's Board of Directors  pursuant to subsection  3.01(b) and, in their sole discretion,  to remove and replace, whether upon the occurrence of a vacancy for any reason, or otherwise, their respective designees.

3.02 Board Member Expenses.  The Company shall reimburse members of the Board of
Directors for the customary and reasonable expenses of attending the meetings of the Board of Directors.

3.03 Indemnification. The Company shall not amend the indemnification provisions of the Company's  Articles of  Incorporation  (as amended,  the  "Articles")  or
Bylaws to

eliminate  or reduce the  indemnification  provided for all  directors  and such provisions  as so written  shall be deemed to be a contract  with each  director regarding his or her indemnification by the Company.

3.04 Bylaws.  The Company shall at all times  maintain  provisions in its Bylaws and/or Articles  indemnifying all directors  against liability and absolving all directors  from  liability  to the Company and its  shareholders  to the maximum extent permitted under the laws of the State of Florida. In addition, the Bylaws shall at all times contain a provision requiring an eighty percent (80%) vote on all matters  brought  before the Board,  provided that upon  termination of this
Agreement,  the  Shareholders  shall take all action necessary to eliminate such provision upon the termination of this Agreement.

                                   Article 4.

                                  MISCELLANEOUS

4.01 No Right of Employment.  No Shareholder  shall have any right of employment or other  benefits,  or any right to be a Director  or  officer of the  Company, solely as a consequence of owning Stock in the Company.  Each Shareholder who is a  Director  or  officer  of the  Company  acknowledges  that,  if the  Board of
Directors  determines that salary or other  compensation  (other than dividends)
shall be paid to any  Director or officer of the Company,  the Company  shall be under no obligation to pay each other Director or officer a proportionate  share of such salary or compensation.

4.02 Filing of  Agreement.  A copy of this  Agreement,  as amended  from time to time, shall be filed with and retained by the Secretary of the Company.

4.03 Company  Designee.  All rights  granted to the Company by the terms of this
Agreement  may be exercised by such person,  persons,  entity or entities as the
Board of Directors  of the  Company,  in its sole  discretion,  shall  designate acting by vote or unanimous written consent.

4.04  Endorsement of Stock  Certificates.  All certificates  representing  Stock owned by the  Shareholders  shall have  conspicuously  endorsed thereon a legend substantially as follows:

            THE  SECURITIES  REPRESENTED  BY THIS  CERTIFICATE  ARE  SUBJECT  TO
            RESTRICTIONS UPON TRANSFER  PURSUANT TO A SHAREHOLDERS  AGREEMENT BY
            AND AMONG THE COMPANY AND ITS  SHAREHOLDERS  DATED JULY 10, 2001, AS
            MAY BE  AMENDED  FROM  TIME  TO  TIME.  A COPY  OF THE  SHAREHOLDERS
            AGREEMENT MAY BE OBTAINED FROM THE COMPANY  WITHOUT  CHARGE UPON THE
            WRITTEN REQUEST OF THE HOLDER HEREOF.

            THESE  SECURITIES HAVE NOT BEEN REGISTERED  UNDER THE SECURITIES ACT
            OF  1933  OR  APPLICABLE  STATE  SECURITIES  LAWS  AND  MAY  NOT  BE
            TRANSFERRED OR OTHERWISE

            DISPOSED OF IN THE ABSENCE OF AN  EFFECTIVE  REGISTRATION  STATEMENT
            COVERING  SUCH  SHARES  UNDER  THAT  ACT  AND ANY  APPLICABLE  STATE
            SECURITIES LAWS,  UNLESS, IN THE OPINION OF COUNSEL  SATISFACTORY TO
            THE  COMPANY,   AN  EXEMPTION   FROM   REGISTRATION   THEREUNDER  IS
            AVAILABLE."

4.05 Closing.  Except as otherwise provided herein,  whenever the Company or any
Shareholder,  as the case may be,  elects to  purchase  Stock  pursuant  to this
Agreement,  the Company or the  Shareholder  selling  such Stock,  whichever  is applicable,  shall be given  written  notice of the election to accept an offer, specifying therein the date and place for the closing of the sale, which closing shall occur no later than thirty (30) days following  such  election.  A copy of all  such  notices  given  by  Shareholders  shall be  provided  to the  Company simultaneously with the giving of such notices. If either the Company and/or one or more  Shareholders  have elected to purchase  Stock,  all closings shall take place simultaneously and the closing date for the sale shall be the later of the dates chosen by the Company and such accepting Shareholder(s). In the event that the  purchase  of the Stock is not  consummated  through no fault of the selling party on or before the closing date determined in accordance with the provisions hereof,  the right of any party failing to purchase such Stock hereunder on such occasion shall expire.

4.06 Payment for Stock. Except as otherwise provided hereinafter with respect to certain purchases of Stock by the Company,  all payments hereunder shall be made in  cash,  by  certified  cashier's  or  bank  check,  or by  wire  transfer  of immediately available funds. To the extent that the proposed consideration to be paid by any  proposed  transferee  consists  of  property  other than cash,  the purchase  price shall be paid in cash in lieu of the fair  market  value of such non-cash  consideration,  or the  fair  value  thereof  if  there  is no  market therefor.

4.07  Delivery  of Stock and  Documents.  Upon the  closing  of a sale as herein provided,  the seller shall deliver to each purchaser in exchange for payment of the purchase price: (a) the certificates for the Stock being sold,  endorsed for transfer and bearing any necessary documentary stamps, and (b) such assignments, certificates of authority, tax releases,  consents to transfer,  instruments and evidence of title of the seller, and of his compliance with applicable state and
Federal law, as may be reasonably required by counsel for each such purchaser.

4.08 Entire Agreement.  This Agreement  represents the complete  agreement among the parties  hereto with  respect to the  transactions  contemplated  hereby and supersedes all prior written or oral agreements and understandings.

4.09  Pronouns.  Whenever the context of this Agreement  permits,  the masculine gender shall include the feminine and neuter  genders,  and any reference to the singular or plural shall be interchangeable with the other.

4.10  Separability.  The  invalidity  or  unenforceability  of any  one or  more provisions of this Agreement shall not affect the other provisions  hereof,  and this  Agreement  shall be

construed  in all respects as if any such  invalid or  unenforceable  provisions were omitted.

4.11 Headings. The headings in this Agreement have been inserted for convenience of reference only and shall not constitute a part of this Agreement.

4.12  Adjustments.  If there  shall be any  change in the  Stock of the  Company through merger, consolidation, reorganization, recapitalization, stock dividend, stock split,  anti-dilution addition,  combination or exchange of shares, or the like (any such event being an "Adjustment"),  all of the terms and provisions of this  Agreement  shall  apply to any new,  additional  or  different  shares  or securities  issued as a result of such  Adjustment  and the price and  number of securities subject to the provisions hereof shall be adjusted accordingly.

4.13 Notices.  All notices,  requests,  demands,  and other communications under this  Agreement  shall be in writing and shall be deemed to have been duly given on the date of service if served personally on the party to whom notice is to be given,  on the date of transmittal of services via telecopy to the party to whom notice  is to be  given  (with a  confirming  copy  delivered  within  24  hours thereafter),  or on the third day after  mailing  if mailed to the party to whom notice is to be given,  by first class mail,  registered or  certified,  postage prepaid,  or via a nationally  recognized  overnight courier providing a receipt for delivery and properly addressed as set forth on Schedule I hereto. Any party may change its address for purposes of this  paragraph  by giving  notice of the new address to each of the other parties in the manner set forth above.

4.14  Binding  Effect.  This  Agreement  shall be binding  upon and inure to the benefit of the  parties  hereto  and their  respective  heirs,  representatives, successors and assigns.

4.15 Parties.  Any person who acquires  ownership of Stock (including  shares of
Stock  hereafter  issued)  including,  without  limitation,  any  transferee  by operation of law, shall  automatically  become a party to this  Agreement,  as a
Shareholder,  and shall confirm such fact by  executing,  upon request of any of the parties hereto, a counterpart of this Agreement. The Company shall undertake not to issue shares of Stock  except,  if as a condition to such  issuance,  the transferee  becomes a party to this Agreement.  Any person  acquiring  shares of
Stock from the Investor or any  Permitted  Transferee  of the  Investor  hereof, shall be deemed an Investor hereunder.

4.16 Failure to Comply with the Provisions of this Agreement. In addition to any other legal or equitable remedies which it or they may have, the Company and the
Shareholders  may enforce their rights under any provision of this  Agreement by actions for specific performance (to the extent permitted by law) and each party hereto  acknowledges  and agrees  that the parties  hereto  will be  irreparably damaged in the event that this Agreement is breached.  Further,  the Company may refuse to transfer on its books record  ownership of Stock which shall have been sold  or  transferred  in  violation  of  this  Agreement  or to  recognize  any transferee  as one of the  Company's  shareholders  for any  purpose  (including without  limitation,  for  purposes of  dividend  and voting  rights)  until all applicable  provisions of this  Agreement  have been complied with in full.  All  remedies  provided  by this  Agreement  are in  addition to other remedies provided by law.

4.17 Waiver and Amendment. This Agreement may not be amended or modified, and no provision  hereof may be waived,  without the written  consent of all parties to the Agreement (including permitted transferees).

4.18 Facsimile  Signatures and  Counterparts.  This Agreement may be executed by facsimile and in counterparts, each of which shall be deemed an original and all of which shall  constitute one and the same agreement with the same effect as if all parties had signed the same signature page.

4.19 Governing Law;  Dispute  Resolution.  This Agreement shall be construed and enforced in accordance  with,  and governed by, the laws of the State of Florida without giving effect to the principles of the conflict of laws thereof.  In the event of any dispute  between the parties with respect to this  Agreement,  such disputes shall be decided by binding arbitration before the American Arbitration
Association  ("AAA")  in Las Vegas,  Nevada in  accordance  with its  commercial arbitration  rules,  with a single arbitrator  presiding,  and judgment upon the award  rendered  may be  entered  in any court of  competent  jurisdiction.  The parties shall each pay one-half  (1/2) of the initial filing fee required by the
AAA to commence such arbitration.  Notwithstanding anything to the contrary, the normal  rule of  construction  to the  effect  that  any  ambiguities  are to be resolved against the drafting party shall not be employed in the  interpretation of this Agreement or of any amendments to this Agreement.  The prevailing  party in any such dispute shall be entitled to recover its  reasonable  attorneys fees and costs incurred or paid in connection therewith.

            NOW THEREFORE,  the Company and the Shareholders  have executed this
Shareholders Agreement as of the day and year first above written.

                                            THE COMPANY:

                                            Viva Gaming &Resorts Inc.

                                            By:
                                               --------------------------------
                                               Name:
                                               Title:

                                            THE INVESTOR:

                                            Phoenix Leisure, Inc.

                                            By:
                                               --------------------------------
                                               Name:
                                               Title:

                                            THE OTHER SHAREHOLDERS:

                                            ----------------------------------------
                                            Stephen Irwin

                                            ----------------------------------------
                                            R. A. Bruce McDonald

                                            ----------------------------------------
                                            Eric L. Nelson

                                            ----------------------------------------
                                            Robert Sim

                                            ----------------------------------------
                                            Rosemarie Sim

                                            ----------------------------------------
                                            Gene McCarlie

                                            ----------------------------------------
                                            Clifford McCarlie

                                            ----------------------------------------
                                            Doug Waugh

                                            ----------------------------------------
                                            Middlemarch Partners Ltd.

                                            By:-------------------------------------
                                                 Name:
                                                      ------------------------------
                                                 Title:
                                                       -----------------------------

                                            ----------------------------------------
                                            Peter LaFemina

                                            AMENDMENT NO.1

                                            ----------------------------------------
                                            Tomas Caparroso Franco

                                            ----------------------------------------
                                            Mauricio Yucundo Marquez Garcia

                                            ----------------------------------------
                                            Bernardo Ramon Rafael Terrzas Salgado

                                            ----------------------------------------
                                            Manuel Cruz Limon

                                            AMENDMENT NO. 2

                                            ----------------------------------------
                                            Wilhelmina McDonald,
                                            in trust for Ian McDonald

                                            ----------------------------------------
                                            Wilhelmina McDonald,
                                            in trust for Morgan McDonald

                                            ----------------------------------------
                                            Mark McDonald

                                            ----------------------------------------
                                            Dora Antulov - Sanvido

                                   SCHEDULE I
                                   ----------

                                    Investor

Investor                     Principal Place of Business
--------                     ---------------------------

Phoenix Leisure, Inc.        3611 South Lindell Road, Suite 108
                             Las Vegas, Nevada 89103

                                   SCHEDULE II

Other Shareholder                               Principal Place of Business

Stephen Irwin                                   15 Eisenhower Drive
                                                Cresskill, NJ  07626

R.A. Bruce McDonald                             6975 Balaclava St.
                                                Vancouver, BC V6N 1M4
                                                Canada

Eric L. Nelson                                  7065 Palmyra Avenue
                                                Las Vegas, Nevada  89117

Robert Sim                                      1150 Rose Street
                                                Regina, SK S4R 1Z6
                                                Canada

Rosemarie Sim                                   1150 Rose Street
                                                Regina, SK S4R 1Z6
                                                Canada

Gene McCarlie                                   4015 Brandon James Drive
                                                Biloxi, MS  39532

Clifford McCarlie                               3416 Lumahai Place
                                                Diamondhead, MS  39525

Doug Waugh                                      4696 Covelly Walk
                                                Vancouver, BC V7W 1H5
                                                Canada

Middlemarch Partners Ltd.                       94 Mount St.
                                                London, England  W1K 2SZ

Peter LaFemina                                  3110 W. Apple Blossom Circle
                                                Las Vegas, NV  89117

AMENDMENT NO. 1

Tomas Caparroso Franco                          Sierra Apaneca No. 10, Col.
                                                Jardines en la Montana C.P.
                                                14210, MEXICO

Mauricio Yucundo Marquez Garcia                 Matanzas 1087, Col.
                                                Residencial Zacatenco, C.P.
                                                7360, MEXICO

Bernardo Ramon Rafael Terrazas Salgado          Paseo de las Alamedas 118
                                                Fracc. Las Alamedas
                                                Atizapan de Zaragoza
                                                Edo. de Mexico
                                                C.P. 52790,  MEXICO

Manuel Cruz Limon                               Rubi 95, Col. Pedregal del valle,
                                                Monterrey, N.L., C.P.
                                                66260, MEXICO

AMENDMENT NO. 2
Wilhelmina McDonald,                            6975 Balaclava St.
in trust for Ian McDonald                       Vancouver, BC V6N 1M4
                                                Canada

Wilhelmina McDonald,                            6975 Balaclava St.
in trust for Morgan McDonald                    Vancouver, BC V6N 1M4
                                                Canada

Mark McDonald                                   81 Douglas Dr.
                                                Toronto, ON M4W 2B2
                                                Canada

Dora Antulov - Sanvido                          2815 E. 5th Avenue
                                                Vancouver, BC V5M 1N4
                                                Canada